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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   October 4, 2002


                         CAPITAL AUTO RECEIVABLES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       333-75464               38-3082892
-------------------------------        -----------          -------------------
(State or other jurisdiction of        Commission            (I.R.S. Employer
incorporation or organization)         File Number          Identification No.)


Corporation Trust Center
1209 Orange Street, Wilmington, DE                                19801
---------------------------------------                        ----------
(Address of principal executive offices                        (Zip Code)

Registrant's telephone number, including area code             302-658-7581
                                                               ------------

Items 1-4.                 Not Applicable.

Item 5                     Other Events

                           The registrant previously filed a series term sheet,
                  dated September 27, 2002, setting forth a description of the collateral pool and the proposed structure of $600,995,000 aggregate principal amount of Class A-1 Asset Backed Notes (the "Class A-1 Notes"), $1,121,800,000 aggregate principal amount of Class A-2 Asset Backed Notes (the "Class A-2 Notes"), $680,100,000 aggregate principal amount of Class A-3 Asset Backed Notes (the "Class A-3 Notes"), $589,900,000 aggregate principal amount of Class A-4 Asset Backed Notes (the "Class A-4 Notes," and, together with the Class A-1 Notes, Class A-2 Notes and the Class A-3 Notes, the "Notes") and $91,640,000 aggregate initial Certificate Balance of Asset Backed Certificates (the "Certificates" and together with the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Offered Securities") of Capital Auto Receivables Asset Trust 2002-4 (the "Trust"), as an Exhibit to the Current Report on Form 8-K, dated as of October 1, 2002. Capital Auto Receivables, Inc. will initially retain Certificates with an initial Certificate balance $920,560,897.59.





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                  Item 6.           Not applicable.

                  Item 7.           Exhibits.

                  Exhibit 5.1 The following is filed as an Exhibit to this Report under Exhibit 5.1

                                    Opinion of counsel of Kirkland & Ellis,
                                    dated as of October 4, 2002.

                  Exhibit 8.1 The following is filed as an Exhibit to this report under Exhibit 8.1

                                    Opinion of Counsel of Kirkland & Ellis,
                                    dated as of October 4, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CAPITAL AUTO RECEIVABLES, INC.
                                    ----------------------------------------
                                                    (Registrant)

                                    s/ WILLIAM F. MUIR
                                    ----------------------------------------
Dated: October 4, 2002              William F. Muir, Chairman of the Board



                                    s/ JOHN D. FINNEGAN
                                    ----------------------------------------
Dated: October 4, 2002              John D. Finnegan, President and Director


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                                 Exhibit Index


Exhibit No                       Description

5.1                Opinion of Counsel of Kirkland & Ellis, dated as of
                   October 4, 2002.

8.1                Opinion of Counsel of Kirkland & Ellis, dated as of
                   October 4, 2002.